Exhibit 99.1
Designer Brands Inc. Reports Third Quarter 2023 Financial Results

COLUMBUS, Ohio, December 5, 2023 - Designer Brands Inc. (NYSE: DBI) (the "Company" and "Designer Brands"), one of the world's largest designers, producers, and retailers of footwear and accessories, announced financial results for the third quarter ended October 28, 2023.

"This quarter, we were impacted by a footwear market that contracted for the first time since COVID coupled with unseasonably warm weather, which significantly reduced customer demand for shoes and pressured our heavily seasonal assortment," stated Doug Howe, Chief Executive Officer. “We saw improved performance in casual and clearance categories this quarter, but this was not enough to offset the broader lack of demand. While macro pressures notably impacted our business, we clearly recognize the need to operate with even greater speed and increase the level of innovation, newness, and fashion into our assortments, returning to our roots as a merchant organization and a fashion footwear retailer."

Howe continued, "As we look ahead, we do not anticipate pressures alleviating in the near-term, and we will continue to adjust accordingly. Our team is already executing several initiatives to address areas for improvement within our business. Ongoing refreshment of our assortment, including new specialty sizes, and new marketing initiatives are two ways we are actively reinforcing our business as the best in shoes. We have also made some difficult decisions regarding leadership across our organization and believe that we are making progress in positioning our business well for the long-term while continuing to generate strong cash flow and ample liquidity."

Third Quarter Operating Results (Unless otherwise stated, all comparisons are to the third quarter of 2022)
•Net sales decreased 9.1% to $786.3 million.
•Total comparable sales decreased by 9.3%.
•Gross profit decreased to $256.4 million versus $285.8 million last year, and gross margin was 32.6% compared to 33.0% for the same period last year.

•Reported net income attributable to Designer Brands Inc. was $10.1 million, or diluted earnings per share ("EPS") of $0.17, including net after-tax charges of $0.07 per diluted share from adjusted items, primarily related to restructuring, integration, and Chief Executive Officer ("CEO") transition costs as well as valuation allowance change on deferred tax assets.
•Adjusted net income was $14.8 million, or adjusted diluted EPS of $0.24.

Liquidity
•Cash and cash equivalents totaled $54.6 million at the end of the third quarter of 2023, compared to $62.5 million at the end of the same period last year, with $213.3 million available for borrowings under our senior secured asset-based revolving credit facility and $85.0 million available for borrowings under our new senior secured term loan credit agreement ("Term Loan"). On October 31, 2023, we borrowed an additional $25.0 million under the Term Loan with any remaining borrowings to be taken by January 31, 2024. Debt totaled $375.5 million at the end of the third quarter of 2023 compared to $415.5 million at the end of the same period last year.
•Net cash provided by operating activities was $202.5 million for the first nine months of 2023 compared to $37.9 million during the same period last year.
•The Company ended the third quarter with inventories of $601.5 million compared to $681.8 million at the end of the same period last year.

Return to Shareholders
•During the third quarter of 2023, the Company repurchased an aggregate 7.6 million Class A common shares at an aggregate cost of $79.7 million, including transaction costs and excise tax. As of October 28, 2023, $87.7 million of Class A common shares remained available for repurchase under the share repurchase program.
•A dividend of $0.05 per share of Class A and Class B common shares will be paid on December 14, 2023 to shareholders of record at the close of business on November 30, 2023.

Store Openings and Closings
During the third quarter of 2023, we opened one store in the U.S. and six stores in Canada, resulting in a total of 499 U.S. stores and 144 Canadian stores as of October 28, 2023.

Updated 2023 Financial Outlook
The Company is reaffirming the following guidance for the full year 2023:

Metric	Previous Guidance	Current Guidance
Net Sales:
Designer Brands net sales growth, excluding Keds	Down mid- to high-single digits	Down high-single digits
Incremental net sales from Keds acquisition	$75.0 million to $85.0 million	$60.0 million to $70.0 million
Diluted EPS:
Designer Brands, excluding Keds	$1.20 - $1.50	$0.40 - $0.70
Contribution from Keds acquisition	~$0.00	~$0.00

Webcast and Conference Call
The Company is hosting a conference call today at 8:30 am Eastern Time. Investors and analysts interested in participating in the call are invited to dial 1-888-317-6003, or the international dial in, 1-412-317-6061, and reference conference ID number 7417878 approximately ten minutes prior to the start of the conference call. The conference call will also be broadcast live over the internet and can be accessed through the following link, as well as through the Company's investor website at investors.designerbrands.com:
https://app.webinar.net/06YrEpem8ZW
For those unable to listen to the live webcast, an archived version will be available at the same location until December 19, 2023. A replay of the teleconference will be available by dialing the following numbers:
U.S.: 1-877-344-7529
Canada: 1-855-669-9658
International: 1-412-317-0088
Passcode: 1276880
Important information may be disseminated initially or exclusively via the Company’s investor website; investors should consult the site to access this information.

About Designer Brands
Designer Brands is one of the world's largest designers, producers, and retailers of the most recognizable footwear brands and accessories, transforming and defining the footwear industry through a mission of inspiring self-expression. With a diversified, world-class portfolio of coveted brands, including Keds, Lucky Brand, Crown Vintage, Vince Camuto, Topo Athletic, Jessica Simpson, Le Tigre and others, Designer Brands designs and produces on-trend footwear and accessories for all of life's occasions delivered to the consumer through a robust direct-to-consumer omni-channel infrastructure and powerful national wholesale distribution. Powered by a billion-dollar digital commerce business across multiple domains and over 640 DSW Designer Shoe Warehouse and The Shoe Company stores in North America, Designer Brands delivers current, in-line footwear and accessories from the largest national brands in the industry and holds leading market share positions in key product categories across Women's, Men's, and Kids'. Designer Brands also distributes its brands internationally through select wholesale and distributor relationships while also leveraging design and sourcing expertise to build private label product for national retailers. Designer Brands is committed to being a difference maker in the world, taking steps forward to advance diversity, equity, and inclusion in the footwear industry and supporting a global community and the health of the planet by donating approximately nine million pairs of shoes to the global non-profit Soles4Souls. To learn more, visit www.designerbrands.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Certain statements in this press release may constitute forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of forward-looking words such as "outlook," "could," "believes," "expects," "potential," "continues," "may," "will," "should," "would," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words. These statements are based on the Company's current views and expectations and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These factors include, but are not limited to: uncertain general economic conditions, including recession concerns, inflationary pressures and rising interest rates, and the related impacts to consumer discretionary spending; supply chain challenges; risks related to adverse public health developments; our ability to anticipate and respond to fashion trends, consumer preferences and changing customer expectations; our ability to maintain strong relationships with our vendors, manufacturers, licensors, and retailer customers; risks related to losses or disruptions associated with our distribution systems, including our distribution centers and stores, whether as a result of reliance on third-party providers, or otherwise; our ability to retain our existing management team, and continue to attract qualified new personnel; risks related to cyber security threats and privacy or data security breaches or the potential loss or disruption of our information technology ("IT") systems; risks related to the implementation of an enterprise resource planning system software solution and other IT systems; our reliance on our loyalty programs and marketing to drive traffic, sales, and customer loyalty; our ability to protect our reputation and to maintain the brands we license; our competitiveness with respect to style, price, brand availability, and customer service; risks related to our international operations, including international trade, our reliance on foreign sources for merchandise, exposure to political, economic, operational, compliance and other risks, and fluctuations in foreign currency exchange rates; our ability to comply with privacy laws and regulations, as well as other legal obligations; domestic and global political and social conditions; geopolitical tensions, including relating to the ongoing war in Ukraine and the Israel-Hamas war; risks associated with climate change and other corporate responsibility issues; and uncertainties related to future legislation, regulatory reform, policy changes, or interpretive guidance on existing legislation. Risks and other factors that could cause our actual results to differ materially from our forward-looking statements are described in the Company's latest Annual Report on Form 10-K or other reports made or filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the time when made. The Company undertakes no obligation to update or revise the forward-looking statements included in this press release to reflect any future events or circumstances.

DESIGNER BRANDS INC.
SEGMENT RESULTS
(unaudited)

Net Sales
	Three months ended
(dollars in thousands)	October 28, 2023		October 29, 2022		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%
Segment net sales:
U.S. Retail	$631,610	78.8%	$706,391	78.8%	$(74,781)	(10.6)%
Canada Retail	75,610	9.5%	82,289	9.2%	(6,679)	(8.1)%
Brand Portfolio	94,057	11.7%	107,458	12.0%	(13,401)	(12.5)%
Total segment net sales	801,277	100.0%	896,138	100.0%	(94,861)	(10.6)%
Elimination of intersegment net sales	(14,948)		(31,118)		16,170	(52.0)%
Consolidated net sales	$786,329		$865,020		$(78,691)	(9.1)%

	Nine months ended
(dollars in thousands)	October 28, 2023		October 29, 2022		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%
Segment net sales:
U.S. Retail	$1,903,038	80.2%	$2,143,199	81.5%	$(240,161)	(11.2)%
Canada Retail	199,831	8.4%	216,888	8.2%	(17,057)	(7.9)%
Brand Portfolio	271,257	11.4%	271,265	10.3%	(8)	—%
Total segment net sales	2,374,126	100.0%	2,631,352	100.0%	(257,226)	(9.8)%
Elimination of intersegment net sales	(53,498)		(76,470)		22,972	(30.0)%
Consolidated net sales	$2,320,628		$2,554,882		$(234,254)	(9.2)%

Net Sales by Brand Categories
(in thousands)	U.S. Retail	Canada Retail	Brand Portfolio	Eliminations	Consolidated
Three months ended October 28, 2023
Owned Brands:(1)
Direct-to-consumer	$123,973	$—	$17,204	$—	$141,177
External customer wholesale, commission income, and other	—	—	61,905	—	61,905
Intersegment wholesale and commission income	—	—	14,948	(14,948)	—
Total Owned Brands	123,973	—	94,057	(14,948)	203,082
National brands	507,637	—	—	—	507,637
Canada Retail(2)	—	75,610	—	—	75,610
Total net sales	$631,610	$75,610	$94,057	$(14,948)	$786,329
Three months ended October 29, 2022
Owned Brands:(1)
Direct-to-consumer	$153,311	$—	$9,810	$—	$163,121
External customer wholesale, commission income, and other	—	—	66,530	—	66,530
Intersegment wholesale and commission income	—	—	31,118	(31,118)	—
Total Owned Brands	153,311	—	107,458	(31,118)	229,651
National brands	553,080	—	—	—	553,080
Canada Retail(2)	—	82,289	—	—	82,289
Total net sales	$706,391	$82,289	$107,458	$(31,118)	$865,020
Nine months ended October 28, 2023
Owned Brands:(1)
Direct-to-consumer	$362,931	$—	$43,604	$—	$406,535
External customer wholesale, commission income, and other	—	—	174,155	—	174,155
Intersegment wholesale and commission income	—	—	53,498	(53,498)	—
Total Owned Brands	362,931	—	271,257	(53,498)	580,690
National brands	1,540,107	—	—	—	1,540,107
Canada Retail(2)	—	199,831	—	—	199,831
Total net sales	$1,903,038	$199,831	$271,257	$(53,498)	$2,320,628
Nine months ended October 29, 2022
Owned Brands:(1)
Direct-to-consumer	$440,343	$—	$24,130	$—	$464,473
External customer wholesale, commission income, and other	—	—	170,665	—	170,665
Intersegment wholesale and commission income	—	—	76,470	(76,470)	—
Total Owned Brands	440,343	—	271,265	(76,470)	635,138
National brands	1,702,856	—	—	—	1,702,856
Canada Retail(2)	—	216,888	—	—	216,888
Total net sales	$2,143,199	$216,888	$271,265	$(76,470)	$2,554,882

(1)    "Owned Brands" refers to those brands we have rights to sell through ownership or license arrangements. Beginning in the first quarter of 2023, sales of the Keds brand are included in Owned Brands as a result of our acquisition of Keds. Sales of the Keds brand in periods prior to the first quarter of 2023 are not restated, as this brand was considered a national brand during those periods.
(2)    We currently do not report the Canada Retail segment net sales by brand categories.

Comparable Sales
	Three months ended		Nine months ended
	October 28, 2023	October 29, 2022	October 28, 2023	October 29, 2022
Change in comparable sales:
U.S. Retail segment	(9.8)%	1.1%	(10.2)%	5.5%
Canada Retail segment	(7.7)%	18.8%	(4.8)%	33.5%
Brand Portfolio segment - direct-to-consumer channel	7.0%	27.0%	6.0%	29.6%
Total	(9.3)%	3.0%	(9.5)%	7.8%

Store Count
(square footage in thousands)	October 28, 2023		October 29, 2022
	Number of Stores	Square Footage	Number of Stores	Square Footage
U.S. Retail segment - DSW stores	499	9,966	504	10,188
Canada Retail segment:
The Shoe Company stores	119	622	113	596
DSW stores	25	496	25	496
	144	1,118	138	1,092
Total number of stores	643	11,084	642	11,280

Gross Profit
	Three months ended
(dollars in thousands)	October 28, 2023		October 29, 2022		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%	Basis Points
Segment gross profit:
U.S. Retail	$200,268	31.7%	$232,058	32.9%	$(31,790)	(13.7)%	(120)
Canada Retail	26,606	35.2%	31,298	38.0%	(4,692)	(15.0)%	(280)
Brand Portfolio	28,654	30.5%	23,839	22.2%	4,815	20.2%	830
Total segment gross profit	255,528	31.9%	287,195	32.0%	(31,667)	(11.0)%	(10)
Net recognition (elimination) of intersegment gross profit	878		(1,376)		2,254
Consolidated gross profit	$256,406	32.6%	$285,819	33.0%	$(29,413)	(10.3)%	(40)

	Nine months ended
(dollars in thousands)	October 28, 2023		October 29, 2022		Change
	Amount	% of Segment Net Sales	Amount	% of Segment Net Sales	Amount	%	Basis Points
Segment gross profit:
U.S. Retail	$622,850	32.7%	$716,268	33.4%	$(93,418)	(13.0)%	(70)
Canada Retail	67,591	33.8%	81,145	37.4%	(13,554)	(16.7)%	(360)
Brand Portfolio	75,037	27.7%	59,975	22.1%	15,062	25.1%	560
Total segment gross profit	765,478	32.2%	857,388	32.6%	(91,910)	(10.7)%	(40)
Net recognition (elimination) of intersegment gross profit	2,054		(154)		2,208
Consolidated gross profit	$767,532	33.1%	$857,234	33.6%	$(89,702)	(10.5)%	(50)

Intersegment Eliminations
	Three months ended
(in thousands)	October 28, 2023	October 29, 2022
Intersegment recognition and elimination activity:
Net sales recognized by Brand Portfolio segment	$(14,948)	$(31,118)
Cost of sales:
Cost of sales recognized by Brand Portfolio segment	9,857	21,426
Recognition of intersegment gross profit for inventory previously purchased that was subsequently sold to external customers during the current period	5,969	8,316
	$878	$(1,376)

	Nine months ended
(in thousands)	October 28, 2023	October 29, 2022
Intersegment recognition and elimination activity:
Net sales recognized by Brand Portfolio segment	$(53,498)	$(76,470)
Cost of sales:
Cost of sales recognized by Brand Portfolio segment	38,134	52,149
Recognition of intersegment gross profit for inventory previously purchased that was subsequently sold to external customers during the current period	17,418	24,167
	$2,054	$(154)

DESIGNER BRANDS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited and in thousands, except per share amounts)

	Three months ended		Nine months ended
	October 28, 2023	October 29, 2022	October 28, 2023	October 29, 2022
Net sales	$786,329	$865,020	$2,320,628	$2,554,882
Cost of sales	(529,923)	(579,201)	(1,553,096)	(1,697,648)
Gross profit	256,406	285,819	767,532	857,234
Operating expenses	(230,788)	(222,232)	(665,437)	(674,348)
Income from equity investments	2,503	2,290	6,972	6,670
Impairment charges	—	(1,349)	(649)	(4,237)
Operating profit	28,121	64,528	108,418	185,319
Interest expense, net	(8,767)	(4,826)	(22,296)	(10,530)
Loss on extinguishment of debt and write-off of debt issuance costs	—	—	—	(12,862)
Non-operating income (expense), net	(162)	(152)	83	(109)
Income before income taxes	19,192	59,550	86,205	161,818
Income tax provision	(8,987)	(14,379)	(27,372)	(44,252)
Net income	10,205	45,171	58,833	117,566
Net income attributable to redeemable noncontrolling interest	(64)	—	(73)	—
Net income attributable to Designer Brands Inc.	$10,141	$45,171	$58,760	$117,566
Diluted earnings per share attributable to Designer Brands Inc.	$0.17	$0.65	$0.90	$1.60
Weighted average diluted shares	61,405	69,140	65,292	73,287

DESIGNER BRANDS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	October 28, 2023	January 28, 2023	October 29, 2022
ASSETS
Current assets:
Cash and cash equivalents	$54,638	$58,766	$62,507
Receivables, net	106,916	77,763	228,746
Inventories	601,470	605,652	681,843
Prepaid expenses and other current assets	36,785	47,750	53,950
Total current assets	799,809	789,931	1,027,046
Property and equipment, net	224,638	235,430	233,515
Operating lease assets	742,384	700,373	691,032
Goodwill	123,759	97,115	93,655
Intangible assets, net	83,032	31,866	19,273
Deferred tax assets	47,199	48,285	—
Equity investments	62,239	63,820	64,246
Other assets	49,518	42,798	42,611
Total assets	$2,132,578	$2,009,618	$2,171,378
LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$310,113	$255,364	$315,996
Accrued expenses	183,383	190,676	213,905
Current maturities of long-term debt	2,500	—	—
Current operating lease liabilities	182,259	190,086	187,619
Total current liabilities	678,255	636,126	717,520
Long-term debt	372,965	281,035	415,467
Non-current operating lease liabilities	669,494	631,412	628,820
Other non-current liabilities	21,072	24,989	26,059
Total liabilities	1,741,786	1,573,562	1,787,866
Redeemable noncontrolling interest	3,208	3,155	—
Total shareholders' equity	387,584	432,901	383,512
Total liabilities, redeemable noncontrolling interest, and shareholders' equity	$2,132,578	$2,009,618	$2,171,378

DESIGNER BRANDS INC.
NON-GAAP RECONCILIATION
(unaudited and in thousands, except per share amounts)

	Three months ended		Nine months ended
	October 28, 2023	October 29, 2022	October 28, 2023	October 29, 2022
Operating expenses	$(230,788)	$(222,232)	$(665,437)	$(674,348)
Non-GAAP adjustments:
CEO transition costs	1,029	—	3,983	—
Restructuring and integration costs	2,252	850	5,190	2,456
Acquisition-related costs	—	400	1,597	400
Total non-GAAP adjustments	3,281	1,250	10,770	2,856
Adjusted operating expenses	$(227,507)	$(220,982)	$(654,667)	$(671,492)
Operating profit	$28,121	$64,528	$108,418	$185,319
Non-GAAP adjustments:
CEO transition costs	1,029	—	3,983	—
Restructuring and integration costs	2,252	850	5,190	2,456
Acquisition-related costs	—	400	1,597	400
Impairment charges	—	1,349	649	4,237
Total non-GAAP adjustments	3,281	2,599	11,419	7,093
Adjusted operating profit	$31,402	$67,127	$119,837	$192,412
Net income attributable to Designer Brands Inc.	$10,141	$45,171	$58,760	$117,566
Non-GAAP adjustments:
CEO transition costs	1,029	—	3,983	—
Restructuring and integration costs	2,252	850	5,190	2,456
Acquisition-related costs	—	400	1,597	400
Impairment charges	—	1,349	649	4,237
Loss on extinguishment of debt and write-off of debt issuance costs	—	—	—	12,862
Foreign currency transaction losses (gains)	162	152	(83)	109
Total non-GAAP adjustments before tax effect	3,443	2,751	11,336	20,064
Tax effect on above non-GAAP adjustments	(853)	(711)	(2,885)	(5,085)
Discrete and permanent tax on non-deductible CEO transition costs	907	—	2,804	—
Valuation allowance change on deferred tax assets	1,109	(1,070)	(1,615)	(3,565)
Total non-GAAP adjustments, after tax	4,606	970	9,640	11,414
Net income attributable to redeemable noncontrolling interest	64	—	73	—
Adjusted net income	$14,811	$46,141	$68,473	$128,980
Diluted earnings per share	$0.17	$0.65	$0.90	$1.60
Adjusted diluted earnings per share	$0.24	$0.67	$1.05	$1.76

Non-GAAP Measures
To supplement amounts presented in our consolidated financial statements determined in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses certain non-GAAP financial measures, including adjusted operating expenses, adjusted operating profit, adjusted net income, and adjusted diluted earnings per share as shown in the table above. These measures adjust for the effects of: (1) CEO transition costs; (2) restructuring and integration costs, including severance charges other than those included in CEO transition costs; (3) acquisition-related costs; (4) impairment charges; (5) loss on extinguishment of debt and write-off of debt issuance costs; (6) foreign currency transaction losses (gains); (7) the net tax impact of such items, including discrete and permanent tax on non-deductible CEO transition costs; (8) the change in the valuation allowance on deferred tax assets; and (9) net income attributable to redeemable noncontrolling interest. The unaudited adjusted results should not be construed as an alternative to the reported results determined in accordance with GAAP. These financial measures are not based on any standardized methodology and are not necessarily comparable to similar measures presented by other companies. The Company believes these non-GAAP financial measures provide useful information to both management and investors to increase comparability to prior periods by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company compared to prior periods, when reviewed in conjunction with the Company’s GAAP statements. These amounts are not determined in accordance with GAAP and therefore should not be used exclusively in evaluating the Company’s business and operations.

Comparable Sales Performance Metric
We consider the percent change in comparable sales from the same previous year period, a primary metric commonly used throughout the retail industry, to be an important measurement for management and investors of the performance of our direct-to-consumer businesses. We include in our comparable sales metric sales from stores in operation for at least 14 months at the beginning of the applicable year. Stores are added to the comparable base at the beginning of the year and are dropped for comparative purposes in the quarter in which they are closed. Comparable sales include the e-commerce sales of the U.S. Retail and Canada Retail segments. Comparable sales for the Canada Retail segment exclude the impact of foreign currency translation and are calculated by translating current period results at the foreign currency exchange rate used in the comparable period of the prior year. Comparable sales include the e-commerce sales of the Brand Portfolio segment from the direct-to-consumer e-commerce site for the Vince Camuto brand. The e-commerce sales for Topo, Keds, and Hush Puppies will be added to the comparable base for the Brand Portfolio segment beginning with the first quarter of 2024, the second quarter of 2024, and the third quarter of 2024, respectively. The calculation of comparable sales varies across the retail industry and, as a result, the calculations of other retail companies may not be consistent with our calculation.

CONTACT: Stacy Turnof, DesignerBrandsIR@edelman.com